SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 30, 2001
                       (Date of earliest event reported)

                        ADVANCED GAMING TECHNOLOGY, INC
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             (Exact name of Registrant as specified in its Charter)


                                    Wyoming
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                 (State or other jurisdiction of incorporation

    000-21991                                               98-0152226
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(Commission File No.)                       (IRS Employer Identification Number)

                       P O Box 46855, LAS VEGAS, NV 89114
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               (Address of Principal executive offices) (Zip Code)

                                 (702) 227-6668
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              (Registrant's telephone number, including area code)


Item 5. Other Events

     Chairman and Chief Executive Officer, Daniel H. Scott, has advised the Company that he has entered into a stock selling plan in accordance with SEC Rule 10b-5 pursuant to which he will gradually liquidate a portion of his holdings in the Company. The plan calls for daily sales of stock at the prevailing market price. The amounts could be zero, 2,500 or up to 50,000 shares depending on market conditions. Selling in accordance with this plan will commence May 10, 2001 and will continue for one year unless sooner terminated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersgned hereunto duly authorized.

ADVANCED GAMING TECHNOLOGY, INC.

DATE: APRIL 30, 2001                    BY: /S/ DANIEL H. SCOTT
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                                           CHIEF EXECUTIVE OFFICER